UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2011

KID BRANDS, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-8681	22-1815337
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 405-2400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
On July 19, 2011, Kid Brands, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders (the “2011 Meeting”). There were 21,650,645 shares entitled to vote, and 19,773,330 shares present (in person or by proxy), at the 2011 Meeting.
At the 2011 Meeting, the following items were voted upon: (1) the election of seven directors to the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of shareholders and until his successor is elected and qualified; (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2011 calendar year; (3) a non-binding, advisory vote on the compensation of the Company’s named executive officers (the “Say on Pay Vote”); and (4) a non-binding, advisory vote with respect to the frequency of future advisory votes on the compensation of the Company’s named executive officers (the “Say on Frequency Vote”). The voting results with respect to each of the foregoing matters are described below.
1. Election of Directors. Each of the seven nominees listed below was elected, without contest, as a member of the Board at the 2011 Meeting. The voting results for each of the nominees for director were as follows:

				Broker
Nominee	For	Withheld	Abstain	Non-Votes
Raphael Benaroya	15,082,887	2,643,365	-0-	2,047,078

Mario Ciampi	17,110,959	615,293	-0-	2,047,078

Bruce Crain	16,813,886	912,366	-0-	2,047,078

Frederick J. Horowitz	15,348,204	2,378,048	-0-	2,047,078

Hugh Rovit	15,345,158	2,381,094	-0-	2,047,078

Salvatore M. Salibello	15,342,008	2,384,244	-0-	2,047,078

Michael Zimmerman	16,820,956	905,296	-0-	2,047,078
2. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
19,684,109	68,494	20,727	-0-

3. Say on Pay Vote. The shareholders of the Company approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and footnotes, and corresponding narrative discussion in the Proxy Statement for the 2011 Meeting, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
16,691,439	247,423	787,390	2,047,078
4. Say on Frequency Vote. The shareholders of the Company approved, on a non-binding advisory basis, a frequency of every year for future Say on Pay Votes, based upon the following votes:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
7,725,161	520,435	8,885,496	595,160	2,047,078
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2011	KID BRANDS, INC.
	By:	/s/ Marc S. Goldfarb
Marc S. Goldfarb
Senior Vice President and General Counsel